UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2019

Dover Downs Gaming & Entertainment, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-16791	51-0414140
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1131 N. DuPont Highway

Dover, Delaware 19901

(Address of principal executive offices, including zip code)

(302) 674-4600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introduction

On March 28, 2019, pursuant to the transaction agreement, dated July 22, 2018 (as amended on October 8, 2018, the “Merger Agreement”), among Dover Downs Gaming & Entertainment, Inc. (the “Company”), Twin River Worldwide Holdings, Inc. (“Twin River”), Double Acquisition Corp. (“Merger Sub I”) and DD Acquisition LLC (“Merger Sub II”), Merger Sub I merged with and into the Company, with the Company continuing as the surviving corporation (the “Surviving Corporation”) and becoming an indirect wholly owned subsidiary of Twin River (the “Merger”). Immediately following the completion of the Merger, the Surviving Corporation merged with and into Merger Sub II (the “Second Step Merger” and, together with the Merger, the “Mergers”), with Merger Sub II continuing as the surviving limited liability corporation and a wholly owned subsidiary of Twin River with the name Premier Entertainment III, LLC (“Premier Entertainment”).

Item 1.02.	Termination of a Material Definitive Agreement

On March 28, 2019, in connection with the Merger, the Company repaid all borrowings and accrued and unpaid interest thereon under its revolving credit facility, and terminated the revolving credit facility and related agreements and documents.

Item 2.01.	Completion of Acquisition or Disposition of Assets

The information set forth in Item 5.01 is incorporated by reference into this Item 2.01.

Item 3.03.	Material Modifications to Rights of Security Holders

The information set forth in the Introduction, Item 2.01, Item 3.01 and Item 5.03 is incorporated by reference into this Item 3.03.

Item 5.01.	Change in Control of Registrant

The information set forth in the Introduction, Item 5.02 and Item 5.03 is incorporated by reference into this Item 5.01.

The exchange ratio for the transaction is 0.089872. Accordingly, at 1:01 p.m., New York City time, on March 28, 2019 (the “Merger Effective Time”), each share of the Company’s common stock, par value $0.10 per share (the “Common Stock”) and Class A common stock, par value $0.10 per share (the “Class A Common Stock” and, together with the Common Stock, the “Company Stock”), issued and outstanding immediately prior to the Merger Effective Time (other than shares held in the treasury of the Company or owned by Twin River or any direct or indirect wholly owned subsidiary of the Company or Twin River) were cancelled and converted into the right to receive 0.089872 shares of validly issued, fully paid and non-assessable common stock of Twin River, plus cash in lieu of any fractional shares. As an example, for each 1,000 shares of Company Stock, a Dover Downs shareholder will receive 89 shares of Twin River common stock, plus cash in lieu of any fractional shares. As a result, Twin River will issue 2,977,100 shares of common stock in connection with the Merger, and have 41,070,920 shares of common stock outstanding following the Merger.

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The foregoing summary is qualified in its entirety by reference to the full text of  the Merger Agreement, which is filed as Exhibit 2.1 and 2.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Pursuant to the Merger Agreement, (a) at the Merger Effective Time, the directors of Merger Sub I immediately prior to the Merger Effective Time became the initial directors of the Surviving Corporation, (b) at the Merger Effective Time, the officers of the Company immediately prior to the Merger Effective Time became the initial officers of the Surviving Corporation, (c) at the effective time of the Second Step Merger (the “Second Step Merger Effective Time”), the officers of the Surviving Corporation immediately prior to the Second Step Merger Effective Time became the initial officers of Premier Entertainment, and (d) at the Second Step Merger Effective Time, Terrence Downey, Soohyung Kim, George Papanier and John E. Taylor, Jr., managers of Merger Sub II immediately prior to the Second Step Merger Effective Time, became the initial managers of Premier Entertainment.

Immediately following and in connection with the Mergers, each of (i) Denis McGlynn, President and Chief Executive Officer, (ii) Edward J. Sutor, Executive Vice President and Chief Operating Officer, (iii) Timothy R. Horne, Senior Vice President — Finance, Treasurer and Chief Financial Officer, and (iv) Klaus M. Belohoubek, Senior Vice President — General Counsel and Secretary, departed their respective roles at Premier Entertainment.

Immediately following the Second Step Merger Effective Time, the initial managers of Premier Entertainment appointed (1) John E. Taylor, Jr. as Executive Chairman, (2) George Papanier as President and Chief Executive Officer, (3) Craig Eaton as Executive Vice President, General Counsel and Secretary, and (4) Stephen Capp as Executive Vice President and Chief Financial Officer of Premier Entertainment.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the Merger Effective Time, (a) the certificate of incorporation of the Surviving Corporation was amended and restated in the Merger to read in its entirety as set forth on Exhibit A to the Merger Agreement (the “Surviving Corporation Certificate of Incorporation”) and (b) the by-laws of the Surviving Corporation were amended and restated in the Merger to read in their entirety as set forth on Exhibit B to the Merger Agreement (the “Surviving Corporation By-laws”), each in accordance with the terms of the Merger Agreement.

At the Second Step Merger Effective Time, (i) the certificate of formation of Merger Sub II immediately prior to the Second Step Merger Effective Time became the certificate of formation of Premier Entertainment (the “Certificate of Formation”) and (ii) the operating agreement of Merger Sub II immediately prior to the Second Step Merger Effective Time became the operating agreement of Premier Entertainment  (the “LLC Agreement”).

The foregoing summary is qualified in its entirety by reference to the full text of (1) the Surviving Corporation Certificate of Incorporation, which is filed as Exhibit 3.1 to this Current Report on Form 8-K, (2) the Surviving Corporation By-laws, which are filed as Exhibit 3.2 to this Current Report on Form 8-K, (3) the Certificate of Formation, which is filed as Exhibit 3.3 to this Current Report on Form 8-K, and (4) the LLC Agreement, which is filed as Exhibit 3.4 to this Current Report on Form 8-K, each of which is incorporated herein by reference.

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Item 5.07.	Submission of Matters to a Vote of Security Holders

On March 26, 2019, the Company held a special meeting of its stockholders (the “Special Meeting”) in connection with the transactions contemplated by the Merger Agreement.

As of the close of business on February 5, 2019, the record date for the Special Meeting, there were 18,552,930 outstanding shares of the Common Stock, each with one vote per share, and 14,869,623 shares of Class A Common Stock, each with ten votes per share.  The number of votes cast for or against, as well as abstentions and broker non-votes, if applicable, with respect to each proposal presented at the Special Meeting is set forth below:

1.              Proposal to adopt the Merger Agreement, and the transactions contemplated by the Merger Agreement, including the Merger.

For	Against	Abstention	Broker Non-Votes
162,313,794	117,494	8,262	0

The proposal was approved, having received “for” votes from (a) the holders of a majority of the voting power of the outstanding Company Stock entitled to vote thereon, as set forth above, and (b) a majority of the voting power of the outstanding Company Stock entitled to vote thereon other than those held by the “designated stockholders,” who are certain identified stockholders representing 90% of the voting power of the Company Stock.

2.              Proposal to approve, by means of a non-binding advisory vote, compensation that will pay or become payable to the Company’s named executed officers in connection with the Merger.

For	Against	Abstention	Broker Non-Votes
158,738,802	3,301,427	399,321	0

The proposal was approved, having received “for” votes from a majority of the votes cast, in person or by proxy, at the Special Meeting.

3.              Proposal to approve one or more adjournments of the meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement at the time of the meeting.

For	Against	Abstention	Broker Non-Votes
162,251,837	171,042	16,671	0

The proposal was approved, having received “for” votes from a majority of the votes cast, in person or by proxy, at the Special Meeting.

Item 7.01.	Regulation FD Disclosure

On March 26, 2019, the Company and Twin River issued a joint press release announcing the results of the Special Meeting.  A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

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This Item 7.01 of this Form 8-K and the press release attached hereto as Exhibit 99.1 are being furnished to the Securities and Exchange Commission (the “SEC”) under Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD and shall not be deemed “filed” for any purpose.

Item 9.01	Financial Statements and Exhibits

Set forth below is a list of the exhibits to this Current Report on Form 8-K.

Exhibit Number	Description

2.1	Transaction Agreement, dated as of July 22, 2018, by and among Dover Downs Gaming & Entertainment, Inc., Twin River Worldwide Holdings, Inc. and Double Acquisition Corp. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the SEC on July 23, 2018)
2.2	Amendment dated October 8, 2018 between Twin River Worldwide Holdings, Inc., Double Acquisition Corp., DD Acquisition LLC, and Dover Downs Gaming & Entertainment, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the SEC on October 11, 2018)
3.1	Amended and Restated Certificate of Incorporation of Dover Downs Gaming & Entertainment, Inc.
3.2	Amended and Restated Bylaws of Dover Downs Gaming & Entertainment, Inc.
3.3	Certificate of Formation of DD Acquisition LLC
3.4	Limited Liability Agreement of DD Acquisition LLC
99.1	Joint press release dated March 26, 2019

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Premier Entertainment III, LLC (as successor by merger to Dover Downs Gaming & Entertainment, Inc.)

Dated: March 28, 2019	By:	/s/ Craig Eaton
		Name:	Craig Eaton
		Title:	Executive Vice President,
General Counsel and Secretary

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